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                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


     We consent to the references to our firm under the captions "Experts" and "Selected Financial Data" and to the use of our reports dated April 30, 1998, except for Note 12, as to which the date is September 18, 1998, in Amendment No. 1 to the Registration Statement (Form S-1) and related Prospectus of Quintus Corporation.


Ernst & Young LLP

Palo Alto, California

September 20, 1999